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                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20559

                 __________________________________


                              FORM 8-K

                           CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): December 17, 1993
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                           Toll Brothers, Inc.
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            (Exact Name of Registrant as Specified in Charter)


          Delaware                  1-9186            22-2416878
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(State or Other Jurisdiction     (Commission        (IRS Employer
    of Incorporation)           File Number)    Identification No.)



3103 Philmont Avenue, Huntingdon Valley, PA                 19006
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code  (215) 938-8000
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Item 5.  Other Events.

          On December 17, 1993, the Board of Directors of Toll Brothers, Inc. (the "Company") adopted the Toll Brothers, Inc. Key Executives and Non-Employee Directors Stock Option Plan
(1993), effective December 17, 1993, subject to approval by the Company's stockholders on or before December 17, 1994 (a copy of which is attached as Exhibit 10.1 hereto) and the Toll Brothers, Inc. Cash Bonus Plan, subject to the approval of the Company's stockholders, to be effective as of November 1, 1994 (a copy of which is attached as Exhibit 10.2 hereto).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           10.1.  Toll Brothers, Inc. Key Executives and Non-
Employee Directors Stock Option Plan (1993).

           10.2.  Toll Brothers, Inc. Cash Bonus Plan.

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                          Signatures

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TOLL BROTHERS, INC.



Dated:  January  6, 1994      By: /s/ Joel H. Rassman
                                  -----------------------------
                                  Joel H. Rassman
                                  Senior Vice President,
                                  Treasurer and Chief Financial
                                  Officer



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                         Exhibit Index

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.              Item                                        Page
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10.1             Toll Brothers, Inc. Key Executives            5
                 and Non-Employee Directors Stock
                 Option Plan (1993).

10.2             Toll Brothers, Inc. Cash Bonus Plan.         26


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